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                                                                    EXHIBIT 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated July 26, 2000, included in Scientific Atlanta, Inc.'s Form 10-K for the year ended June 30, 2000 as well as our report dated June 14, 2000 included in Scientific Atlanta, Inc.'s Form 11-K for the year ended December 31, 1999.

/s/ ARTHUR ANDERSEN LLP


Atlanta, Georgia
November 15, 2000